Exhibit 10.4

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”), is made and entered into by and between Sprinklr, Inc., a Delaware corporation (the “Company”) and the following individual:

Name:	###PARTICIPANT_NAME### (the “Participant”)
Address:	###HOME_ADDRESS###

Capitalized terms used but not defined herein will have the same meaning as defined in the Sprinklr, Inc., 2011 Equity Incentive Plan (the “Plan”). The Participant agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement.

The Participant is granted an Option to purchase Common Stock of the Company, subject in all events to the terms and conditions of the Plan and this Agreement, as follows:

A. DATE OF GRANT:	###GRANT_DATE###

B. VESTING START DATE:	###ALTERNATIVE_VEST_BASE_DATE###

C. TYPE(S) OF OPTION:	Incentive Stock Option

To the extent designated as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, notwithstanding such designation, if the Participant becomes eligible in any given year to exercise ISOs for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Non-Qualified Stock Options (“NSOs”). In the previous sentence, “ISOs” include ISOs granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, ISOs shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. The Participant hereby acknowledges that there is no assurance that the Option will, in fact, be treated as an Incentive Stock Option under Section 422 of the Code.

D.TOTAL SHARES OF COMMON STOCK COVERED BY OPTION:

###TOTAL_AWARDS### Shares, as follows:

Number Covered by Incentive Stock Options:             ###TOTAL_AWARDS###

Number Covered by Non-Qualified Stock Options: 0

E.EXERCISE PRICE OF OPTION: ###GRANT_PRICE### per Share (the “Exercise Price”).

F.EXPIRATION DATE: ###EXPIRY_DATE###

G.EXERCISE SCHEDULE: Except as otherwise provided in this Agreement, this Option (to the extent not previously exercised) may be exercised, in whole or in part, with respect to the Shares in accordance with the following schedule:

This Option shall become exercisable with respect to (i) twenty-five percent (25%) of the Shares underlying the Option on the one-year anniversary of the “Vesting Start Date”), and (ii) an additional 1/36th of the remaining Shares underlying the Option shall become exercisable on the first day of each calendar month thereafter, provided that no portion of this Option will become exercisable after the date on which the Participant’s employment or other service with the Company and its Affiliates terminates.

To the extent that the Option becomes exercisable, the Shares underlying the Option that become exercisable shall be cumulative and may be exercised in whole or in part. Options shall be exercisable pursuant to the foregoing schedule ratably with respect to the number of Shares granted as Incentive Stock Options and Non-Qualified Stock Options, respectively.

H.EXERCISE OF OPTION FOLLOWING TERMINATION OF SERVICE: This Option shall terminate and be canceled to the extent not exercised within ninety (90) days after the Participant’s employment or other service with the Company and its Affiliates terminates, except that if such termination is due to the death or Disability of the Participant, this Option shall terminate and be canceled twelve (12) months from the date of termination. Notwithstanding the foregoing, in the event that the Participant’s employment or other service with the Company and its Affiliates is terminated for Cause, then the Option shall immediately terminate on the date of such termination of service and shall not be exercisable for any period following such date. In no event, however, shall this Option be exercised later than the Expiration Date as provided above and in no event shall this Option be exercised for more Shares than the Shares which otherwise have become exercisable as of the date of termination.

I.METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice in the form attached as Exhibits A, B and C (the “Exercise Notice”) or such other form as the Committee may require, which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Participant and delivered to the Committee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of the fully executed Exercise Notice accompanied by the aggregate Exercise Price. Notwithstanding the foregoing, no Exercised Shares shall be issued unless such exercise and issuance complies with the requirements relating to the administration of stock option plans and other applicable equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where stock grants or other applicable equity grants are made under the Plan; assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the Option is exercised with respect to such Shares.

J.METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof:

1. cash;

2. check; or

3. such other form of consideration as the Committee shall determine in its discretion, provided that such form of consideration is permitted by the Plan and by applicable law.

Upon exercise of the Option by the Participant and prior to the delivery of such Exercised Shares, the Company shall have the right to require the Participant to remit to the Company cash in an amount sufficient to satisfy applicable Federal and state tax withholding requirements.

K.TAX CONSEQUENCES. Some of the federal income tax consequences relating to the grant and exercise of this Option, as of the date of this Option, are set forth below. THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS NECESSARILY INCOMPLETE (AS THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE), AND ASSUMES THAT THE EXERCISE PRICE OF THIS OPTION IS NO LESS THAN THE FAIR MARKET VALUE OF THE COMMON STOCK

UNDERLYING THE OPTION AT THE DATE OF GRANT. MOREOVER, THIS SUMMARY ONLY ADDRESSES THE FEDERAL INCOME TAX CONSEQUENCES UNDER THE LAWS OF THE UNITED STATES, AND DOES NOT ADDRESS WHETHER AND HOW THE TAX LAWS OF ANY OTHER JURISDICTION MAY APPLY TO THIS OPTION OR TO THE PARTICIPANT. ACCORDINGLY, THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF ANY EXERCISED SHARES.

1.Grant of the Option. The grant of an Option generally will not result in the imposition of a tax under the federal income tax laws.

2.Exercising the Option.

(a) Non-Qualified Stock Option (“NSO”). The Participant may incur regular federal income tax liability upon exercise of a NSO. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Participant is an employee or a former employee, the Company will be required to withhold from his or her compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a specified percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Incentive Stock Option (“ISO”). If this Option qualifies as an ISO, the Participant will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Participant to alternative minimum tax in the year of exercise. In the event that the Participant ceases to be an employee but continues to provide services to the Company or any of its Affiliates, any Incentive Stock Option of the Participant that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option on the date three (3) months and one (1) day following such change of status.

3. Disposition of Shares.

(a) NSO. Upon disposition of the NSO Shares, the Participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the NSO Shares plus any amount recognized as ordinary income upon exercise of the NSO. If the Participant holds NSO Shares for at least one year, any gain (or loss) realized on disposition of the NSO Shares will be treated as long-term capital gain (or loss) for federal income tax purposes.

(b) ISO. If the Participant holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Participant disposes of ISO Shares within one year after exercise or within two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(c) Notice of Disqualifying Disposition of ISO Shares. If the Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Participant shall promptly notify the Company in writing of such disposition.

4.Section 409A. Section 409A of the Code (“Section 409A”) imposes certain restrictions on deferred compensation arrangements. Under regulations issued by the IRS to implement the provisions of Section 409A, stock options may be treated as deferred compensation for purposes of Section 409A if the exercise price of the option is less than the fair market value of the underlying stock at the time of grant. Under Section 409A, the recipient of a stock option that fails to comply with Section 409A may recognize ordinary income attributable to such right at the time the option is no longer subject to a substantial risk of forfeiture, and may be subject to a 20% penalty tax and a special interest penalty on such income. If the exercise price of a stock option is determined to be less than the fair market value of a share of the Company’s Common Stock on the date of grant, it is likely that the option or right would not comply with Section 409A. Accordingly, the Company intends to set the exercise price of stock options granted under the Plan at no less than the fair market value of a share of Common Stock on the date of grant. However, the value of a share of Common Stock is uncertain and speculative. While the Board of Directors intends to value the Common Stock using a valuation method that is reasonable and consistent with valuation methods permitted by IRS regulations under Section 409A, the Company can provide no assurance that the IRS will agree with the Company’s determination of value. Thus, any tax obligations arising under Section 409A will be solely the responsibility of the Participant. This Option is intended to be excepted from coverage under Section 409A and shall be administered, interpreted and construed accordingly. The Company may, in its sole discretion and without the Participant’s consent, modify or amend the terms of this Agreement, impose conditions on the timing and effectiveness of the exercise of the Option by the Participant, or take any other action it deems necessary or advisable, to cause the Option to be excepted from Section 409A (or to comply therewith to the extent the Company determines it is not excepted).

L.NON-TRANSFERABILITY OF OPTION. Unless otherwise consented to in advance in writing by the Committee with respect to any portion of this Option that is an NSO (but solely to the extent that the Participant is not a resident of the State of California), this Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

M.SECURITIES MATTERS. All Shares and Exercised Shares shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. The Company shall not be obligated to sell or issue any Shares or Exercised Shares pursuant to this Agreement unless, on the date of sale and issuance thereof, such Shares are either registered under the Securities Act, and all applicable state securities laws, or are exempt from registration thereunder.

N.OTHER PLANS. No amounts of income received by the Participant pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise provided in such plan.

O.NO GUARANTEE OF CONTINUED SERVICE. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RIGHT TO EXERCISE SHARES PURSUANT TO THE EXERCISE SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR OTHER SERVICE WITH THE COMPANY OR ITS AFFILIATES (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE EXERCISE SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE EXERCISE PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S AND EACH OF ITS AFFILIATE’S RIGHT TO TERMINATE THE EMPLOYMENT OR OTHER SERVICE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

P.NOTICES. Any notice required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. If directed to the Participant, any such notice shall be sent to the address on file with the Company, or to such other address as the Participant may hereafter specify in writing. If directed to the Company, any such notice shall be sent to the Company’s principal executive office, c/o the Company’s Secretary, or to such other address or person as the Company may hereafter specify in writing.

Q. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Agreement shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

By executing this Agreement, the Participant agrees that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement. The Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Agreement.

PARTICIPANT	SPRINKLR, INC.

###PARTICIPANT_NAME###	By: Chris Lynch

CFO

Date:###ACCEPTANCE_DATE###	Date:###ACCEPTANCE_DATE###

(Non-US)

SPRINKLR, INC. 2011 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Sprinklr, Inc.

29 W 35th Street

New York, NY 10001

Attention:

1. Exercise of Option. Effective as of today, ________________, 20__, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Sprinklr, Inc., a Delaware corporation (the “Company”), under and pursuant to the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated _____________, 20__ (the “Option Agreement”). The purchase price for the Shares shall be $_____, as required by the Option Agreement. All of the Shares shall represent Shares acquired by reason of the exercise of a Non-Qualified Stock Option.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. Stockholders Agreement. If requested by the Company, Purchaser shall execute and become party to a Stockholders Agreement with respect to the Shares.

4. Shares Subject to Plan Terms. Purchaser acknowledges and agrees that the Shares are subject to the terms and conditions of the Plan which terms and conditions include, without limitation, certain forfeiture conditions, transfer and voting restrictions, drag-along rights, repurchase rights and market standoff conditions.

5. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares covered by this Option, notwithstanding the exercise of this Option. The Shares so acquired shall be issued to Purchaser as soon as practicable after exercise of this Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

6. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

7. Regulation S. The Purchaser hereby represents and warrants to the Company that the representations set forth below are true and correct in all respects as of the date hereof:

a.The Purchaser: (i) resides outside the United States and (ii) certifies that he or she is a Non-U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person. At the time of offering to the Purchaser and communication of the Purchaser’s order to purchase the Shares and at the time of the Purchaser’s execution of this Exercise Notice, the Purchaser and persons acting on the Purchaser’s behalf in connection therewith were located outside the United States.

b.The Purchaser has been advised and acknowledges that:

i.The Shares have not been, and when issued, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities laws of any state of the United States or the securities laws of any other country;

ii.In issuing and selling the Shares to the Purchaser pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S under the Securities Act (“Regulation S”); and

iii.It is a condition to the availability of the Regulation S “safe harbor” that the Shares not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the exercise date (the “Restricted Period”).

c.The Purchaser agrees that with respect to the Shares until the expiration of the Restricted Period:

i.The Purchaser, his or her agents or his or her representatives have not and will not (A) solicit offers to buy, (B) offer for sale or (C) sell any of the Shares, or any beneficial interest therein in the United States or to or for the account of a U.S. person during the Restricted Period;

ii.Notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with Sections 901 through 905 of Regulation S and either: (A) in the case of an offer or sale within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to and for the account and benefit of a Non-U.S. person, and the purchaser certifies the same; and

iii.The Purchaser, his or her agents or his or her representatives have not and will not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Shares as though such transferees were the original purchaser, except for transferees pursuant to an effective registration statement. The Purchaser agrees that after the Restricted Period, the Shares may be offered or sold within the United States or to or for the account or benefit of a U.S. person only pursuant to applicable securities laws.

d.Neither the Purchaser nor any of his or her affiliates has engaged, nor is he or she aware that any other party has engaged, and the Purchaser will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Section 902(c) of Regulation S) in the United States with respect to the Shares.

e.The Purchaser is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

f.The Purchaser acknowledges and agrees that the sale, disposition or transfer of the Shares by the Purchaser is restricted by U.S. federal securities laws and that any resale of the Shares shall be made only in accordance with the provisions of Regulation S, pursuant to registration of the Securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.

g.All offering materials and documents used in connection with offers and sales of the Shares prior to the expiration of the Restricted Period shall include statements to the effect that the Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons other than distributors, unless the Shares are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Such offering materials and documents must also state that hedging transactions involving the Shares may not be conducted unless in compliance with the Securities Act.

h.As used herein, the term “United States” means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” (as defined in Section 902(k) of Regulation S) means:

i.any natural person resident in the United States;

ii.any partnership or corporation organized or incorporated under the laws of the United States;

iii.any estate of which any executor or administrator is a U.S. person;

iv.any trust of which any trustee is a U.S. person;

v.any agency or branch of a foreign entity located in the United States;

vi.any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vii.any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

viii.any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

i.the Purchaser acknowledges that the Shares may contain legends substantially similar to those set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULES 901 THROUGH 905, AND PRELIMINARY NOTES, OF THE SECURITIES ACT OF 1933), PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

j.The Purchaser acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Section 7 and shall transfer such shares on the books of the Company only to the extent consistent therewith. In particular, the Purchaser acknowledges that the Company shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S (Rules 901 through 905, and Preliminary Notes, of the Securities Act), pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

k.The Purchaser has satisfied himself or herself as to his or her full observance of the laws of the country in which he or she resides and all applicable jurisdictions in connection with any invitation to subscribe for the Shares, including (i) the legal requirements within his or her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, (iv) the tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares and (v) any legend requirements imposed by the securities laws of his or her jurisdiction and all other applicable jurisdictions to the extent such laws are applicable to the Shares represented by the certificate so legended. The Purchaser’s subscription and payment for the Shares does not violate any securities or other laws of his or her jurisdiction applicable to the Purchaser.

8. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Agreement shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

Submitted by:	Accepted by:

PURCHASER	SPRINKLR, INC.

By:

Print Name	Print Name/Title

Date:	Date:

(U.S.)

SPRINKLR, INC. 2011 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Sprinklr, Inc.

29 West 35th Street

New York, NY 10001

Attention: CFO

1. Exercise of Option. Effective as of today, ____ _ _ _ _ _, the undersigned

(“Purchaser”) hereby elects to purchase _____ ___ shares (the “Shares”) of the Common Stock of Sprinklr, Inc., a Delaware corporation (the “Company”), under and pursuant to the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement with a Grant Date of _______ _ _ ____(the “Option Agreement”). The purchase price for the Shares shall be $______ each for a total of $, as required by the Option Agreement. _______ _ of the Shares shall represent Shares acquired by reason of the exercise of an Incentive Stock Option and ______ of the Shares shall represent Shares acquired by reason of the exercise of a Non-Qualified Stock Option.

2.Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3.Stockholders Agreement. If requested by the Company, Purchaser shall execute and become party to a Stockholders Agreement with respect to the Shares.

4.Shares Subject to Plan Terms. Purchaser acknowledges and agrees that the Shares are subject to the terms and conditions of the Plan which terms and conditions include, without limitation, certain forfeiture conditions, transfer and voting restrictions, drag-along rights, repurchase rights and market standoff conditions.

5.Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares covered by the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

6.Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

15098976.1

7.Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Agreement shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

Submitted by:	Accepted by:

PURCHASER	SPRINKLR, INC.

By	By

Print

Name	Print Name/Title

Date:	Date:

Full Postal address to send the Stock Certificate: